Equity (Details 1) $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($) shares
Statement Line Items [Line Items]
Balance, shares | shares	16,640,446
Issuance of shares, shares | shares	5,595,922	[1]
Balance, shares | shares	22,236,368
NIS [Member]
Statement Line Items [Line Items]
Balance | $	$ 170,897
Issuance of shares | $	62,270	[1]
Balance | $	$ 233,167

[1]	In April 2019, the Company closed its initial public offering in Nasdaq of 2,500,000 American Depositary Shares ("ADSs"), each representing two ordinary shares of Brainsway, at a public offering price of $11.00 per ADS. The gross proceeds to the Company from the offering, before deducting the underwriting discounts and commissions and estimated offering expenses, are approximately $27.5 million.